  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                                                                   EXHIBIT 10.19

       NINTH AMENDMENT TO PROGRESS SOFTWARE APPLICATION PARTNER AGREEMENT

This NINTH AMENDMENT to the Progress Software Corporation Application Partner Agreement is effective as of the 2nd day of December 2003 ("Effective Date"), by and between Progress Software Corporation, a Massachusetts corporation with its principal place of business at 14 Oak Park, Bedford, Massachusetts 01730 ("PSC") and RSA Security Inc., a Delaware corporation with its principal place of business at 174 Middlesex Turnpike, Bedford, Massachusetts 01730 ("RSA").

WHEREAS, PSC and RSA entered into a Progress Software Application Partner Agreement effective as of December 5, 1994 ("Agreement");

WHEREAS, PSC and RSA previously amended the Agreement by entering into an addendum to the Agreement effective December 5, 1994 ("Addendum") and a subsequent amendment to the Agreement dated October 19, 1995 ("Amendment");

WHEREAS, PSC and RSA entered into a second amendment to the Agreement effective November 29, 1995 ("Second Amendment") which completely superseded the terms and conditions of the Addendum and Amendment;

WHEREAS, PSC and RSA entered into a third amendment to the Agreement effective November15, 1996 ("Third Amendment") which supercedes the Attachment A in the Second Amendment with a new Attachment A in the Third Amendment;

WHEREAS, PSC and RSA entered into a fourth amendment to the Agreement effective April 1, 1998 ("Fourth Amendment");

WHEREAS, PSC and RSA entered into a fifth amendment to the Agreement effective February 18, 1999 ("Fifth Amendment");

WHEREAS, PSC and RSA entered into a sixth amendment to the Agreement effective October 26, 1999 ("Sixth Amendment");

WHEREAS, PSC and RSA entered into a seventh amendment to the Agreement effective November 28, 2001 ("Seventh Amendment");

WHEREAS, PSC and RSA entered into an eighth amendment to the Agreement effective November 27, 2002 which supercedes the Seventh Amendment in its entirety ("Eighth Amendment"); and

WHEREAS, PSC and RSA desire to further amend the terms and conditions to add the prepayment applicable for the period of December 1, 2003 through November 28, 2004 and modify the PSC's support obligations to RSA,

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

     1. Subject to Section 4 of the Eighth Amendment the parties have agreed to the following non-refundable, non-cancelable Progress license prepayment for the period of December 1, 2003 through November 28, 2004:

          $[**] payable as follows:

                  40% due by January 7, 2004;
                  20% due by February 15, 2004;
                  20% due by April 15, 2004; and
                  20% due by June 15, 2004

          The parties acknowledge and agree that prior to November 28, 2004, the parties will negotiate in good faith the amount of additional non-refundable, non-cancelable Progress license prepayment for the period of December 1, 2004 through November 28, 2005.


     2. Delete the sections that begin "PROGRESS: 8.3d" and "PROGRESS 9.1d" in Exhibit A in their entirety and replace with the following:

          "Progress edition:                          Progress V8.3D
          RCA ACESERVER VERSION:
          PLATFORMS:
          Microsoft Windows: NT 4.09 Server or Workstation
          Microsoft Windows: 2000 Server, 2000 Advanced Server, Server 2003
          Sun Solaris: 8, 9 (32 bit and 64 bit)
          HP UX: 11.0, 11i (32 bit and 64 bit)
          IBM AIX:  4.3.3, 5Lv5.1 (32 bit and 64 bit), 5Lv5.2 (32 bit and 64
          bit)
          REMOTE ADMIN REQUIRED FOR:
          Microsoft Windows: 98, NT 4.0, 2000 PRO, 2000 Server, 2000 Advanced Server, XP Pro, Server 2003.
          Linux certifications:                  Red Hat Enterprise Linux AS 3.0
                  Date of Initial support for 8.3d on Linux:   December 1st 2003
                  Support required for 8.3d on Linux through:     April 28, 2005

          CERTIFICATION COSTS FOR PROGRESS V8.3D RED HAT LINUX:
          A one-time payment is required to cover the set up and running costs of the Progress V8.3D and Red Hat Enterprise Linux AS 3.0 environment as well as the physical certification process

          If RSA requests that Progress conduct Certification work of a new operating system, environment setup and running, then RSA shall pay Progress $[**]USD payable net 30 days from PSC's invoice date.

          TECHNICAL SUPPORT:
          Currently the Progress editions V8.3B, V8.3D and V8.3E are certified against Red Hat 7.1. Red Hat Linux distributions (all versions 7.3 8.0 & 9) are no longer commercially available. Progress V8.3D on Red Hat Linux AS 3.0 shall be treated as a `Mature' product (as defined in the PSC product lifecycle document) with `Limited Basic Support Services' through April 28, 2005. Technical support for Progress 8.3D on all other platforms specified above shall be in accordance with the Eighth Amendment. Full Progress product lifecycle definitions are available online: http://www.progress.com/progress/products/docs/lifecycle.pdf

          COVERAGE FOR `MISSION CRITICAL' ISSUES - V8.3D RED HAT ENTERPRISE LINUX AS 3.0:
          Normal Technical Support Escalation procedures are to be followed. Once escalated representatives from all groups (RSA Product Management, Progress Tech Support, Progress Sales & Progress Product Management) are to evaluate and prioritize the escalated issue. Due to the architecture differences between Progress V8 and V9, all Service Pack related bug fixes will not be automatically ported to V8.3D. Fixes that require substantial Progress V8.3D code alterations will need to be handled as a 'per incident' bases. Any Service Pack bug should be escalated and treated as a `mission critical' issue. Mission critical issues will be treated as one-off development work and will be charged according to the following rules:
          Baseline fee:     $ [**]USD per mission critical issue; and
          Variable fee:     $ [**]USD per developer per business day



          Progress edition:                  Progress V9.1d
          RSA ACESERVER VERSION.
          Date of Initial support:           December 1st 2003
          Support required through:          February 28, 2007
          Microsoft Windows: 2000 Server, 2000 Advanced Server, Server 2003 Sun Solaris: 8, 9 (32 bit and 64 bit)
          HP UX: 11.0, 11i (32 bit and 64 bit)
          IBM AIX:  4.3.3, 5Lv5.1 (32 bit and 64 bit), 5Lv5.2 (32 bit and 64
          bit)
          REMOTE ADMIN REQUIRED FOR:
          Microsoft Windows: 2000 Pro, 2000 Server, 2000 Advanced Server, XP Pro, Server 2003

          Currently supported Linux platforms:   Red Hat: 6.2
                                                 Red Hat: 7, 7.1, 7.2, 8.0
                                                 RedHat: Advanced Server 2.1
                                                 RedHat: Enterprise Linux 2.1
                                                 United Linux V1.0
          Scheduled Linux certifications:        Red Hat Enterprise Linux AS 3.0
                                                 SuSE Enterprise Server 8
                                                 Turbolinux Enterprise Server 8"

Provided RSA is current on maintenance, as Progress generally provides support for Progress 9.1d on additional operating systems, Progress will make available such support to RSA.


     IN WITNESS WHEREOF, this Ninth Amendment has been executed under seal for and on behalf of each of the parties hereto by their duly authorized representative as of the date first set forth above.

RSA Security Inc.                                 Progress Software Corporation

By:/s/Jeffrey D. Glidden                          By:/s/Robert A. Foglietta
   ---------------------                             ----------------------

Name: Jeff Glidden                                Name: Robert A Foglietta

Title: CFO                                        Title: Dir., Business Ops